UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 3, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177	77 Beale Street P.O. Box 770000 San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	NYSE
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2019, Jesus Soto Jr., Senior Vice President, Gas Operations of Pacific Gas and Electric Company (the “Utility”), a subsidiary of PG&E Corporation, resigned from the Utility.  Effective as of June 3, 2019, Melvin Christopher was appointed Vice President, Gas Operations and became a principal executive officer of the Utility.

Mr. Christopher, 58, joined the Utility in 2011.  He served as Senior Director, Gas System Operations of the Utility until May 2017, when he became Vice President, Gas Transmission and Distribution Operations of the Utility.  He served in such position from May 2017 until his appointment as Vice President, Gas Operations.

Mr. Soto is eligible to receive severance benefits under the PG&E Corporation Officer Severance Policy, as described in the most recent joint proxy statement of PG&E Corporation and the Utility, provided that he submits a claim for such benefits with the U.S. Bankruptcy Court that is administering the voluntary cases filed by PG&E Corporation and the Utility seeking relief under chapter 11 of title 11 of the United States Code (“Chapter 11”) on January 29, 2019.  Any such claim by Mr. Soto, if allowed, would be treated under the terms of a confirmed and effective Chapter 11 plan of reorganization.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Dated: June 4, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	Linda Y.H. Cheng
		Title:	Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: June 4, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	Linda Y.H. Cheng
		Title:	Vice President, Corporate Governance and Corporate Secretary

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